Investor Day

Principal Financial Group, Inc.

December 6, 2007

Exhibit 99.1  Page 1 of 130

Tom Graf

Senior Vice President & Investor Relations Officer

Use of Non-GAAP Financial Measures

A non-GAAP financial measure is a numerical measure of performance, financial position, or cash flows that includes adjustments from a comparable financial measure presented in accordance with U.S. GAAP.

The company uses a number of non-GAAP financial measures that management believes are useful to investors because they illustrate the performance of the company’s normal, ongoing operations which is important in understanding and evaluating the company’s financial condition and results of operations.  While such measures are also consistent with measures utilized by investors to evaluate performance, they are not a substitute for U.S.
GAAP financial measures.  Therefore, in the back of the handouts, the company has provided reconciliations of the non-GAAP financial measures to the most directly comparable U.S. GAAP financial measure.  The company adjusts U.S. GAAP financial measures for items not directly related to ongoing operations.  However, it is possible that these adjusting items have occurred in the past and could recur in the future.  Management also uses non-GAAP financial measures for goal setting, to determine employee and senior management awards and compensation, and to evaluate performance on a basis comparable to that used by investors and securities analysts.

The company also uses a variety of other measures not considered to be non-GAAP financial measures.  These are operational measures and do not have U.S. GAAP counterparts.  Assets under management is an example of an operational measure.

Forward Looking Statements

Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management’s beliefs, expectations, goals and opinions.  The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate.  Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements.

The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company’s Annual Report on Form 10-K for the year ended December
31, 2006 and in the company’s quarterly report on Form 10-Q for the quarter ended
September 30, 2007, filed by the company with the Securities and Exchange Commission.
These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; a pandemic, terrorist attack or other catastrophic event; default of the company's re-insurers; and investment portfolio risks.

Agenda

Noon

11:55 am

11:40 am

11:25 am

11:10 am

11:00 am

10:30 am

10:15 am

10:00 am

9:30 am

9:15 am

8:45 am

8:20 am

8:00 am

  Time

Julia Lawler

Investments

BREAK

BREAK

Norman Sorensen

Principal International

Mary O’Keefe

Lunch Presentation –
Building a World Class Brand

J. Barry Griswell

Closing Remarks

PANEL

Q&A

Mike Gersie

Capital Management; ERM

PANEL

Q&A

Jim McCaughan

Global Asset Management

Dan Houston

U.S. Asset Accumulation

PANEL

Q&A

Larry Zimpleman

Trends, Strengths & Execution

J. Barry Griswell

Strategy Overview

Presenter

Topic

J. Barry Griswell
Chairman and Chief Executive Officer

Strategy Overview

Why Invest in The Principal?

Additional ROE improvement

Further P/E
multiple expansion

Substantial and increasing
free cash flow

Continued outstanding
EPS growth

Promises made, promises kept.

Overarching Themes

Marketplace trends create meaningful growth opportunities

Strengths at work to capitalize on trends:

Industry leadership;

Expertise developing needs-based solutions; and

Ability to build long-term customer and advisor relationships

Highly effective execution drives exceptional financial
performance

Execution Drives Strong Results

16%

+120
bps

42%

19%

-2.6%

16%

Change

$54.28

15.1%

$215

$2.60

277

$720

9 months
‘06

$24.00

8.9%

$98

$1.59

362

$577

’01

$63.09

16.3%

$306

$3.09

270

$833

9 months
‘07

+640
bps

15.3%

ROE***

20%

$58.70

Ending Share
Price

21%

$257

AUM ($B)*

17%

$3.53

EPS**

-5%

276

Wtd. Avg.
Shares (M)**

11%

$972

Operating
Earnings* ($M)

CAGR
(’01-’06)

‘06

Note: data in tables throughout presentation have generally been rounded.  Calculations based on un-rounded financial supplement data.

*Excludes discontinued operations

**Diluted

***Operating return on average equity excluding other comprehensive income, based on trailing 12 month period

Execution drives results:
Asset Management/Accumulation Growth Engine

24%

$569

$296

6 business total

13%

$972

$668

Total company

$35

$36

$225

’03 OE ($M)

27%

$72

Principal International

42%

$103

Principal Global Investors

20%

$394

U.S. accumulation businesses*

CAGR
(’03-’06)

’06 OE ($M)

*Full service accumulation, Principal Funds, Individual Annuities and Bank combined

Execution drives results:
Asset Management/Accumulation Growth Engine

21%

$257

$144

Total company (AUM)*

37%

35%

25%

CAGR
(’03-’06)

$8

$24

$69

’03 AUM or
AV ($B)

$19

$59

$137

’06 AUM or
AV ($B)

Principal International (AUM)

Principal Global Investors*
(3rd party AUM)

U.S. accumulation businesses* (AV)

Assets under management (AUM) or
Account values (AV)

*Total includes $28 billion of assets under management acquired with the WM Advisors transaction, which closed effective December 31, 2006.  Approximately $23 billion are included in the 2006 U.S. accumulation businesses account values, approximately $5 billion in Principal Global Investors’ 3rd party AUM.

1879:  A Solid, but Simple Beginning

“…There must be a better,
less expensive way for
honest employees who
want assured protection
for their families…”

– Edward A. Temple

Growth by Evolution/128 Years of Success

1879

1911

1936

1941

1968

1990

1998

1999

2001

1970s

2002

2004

Life

Assoc

Mutual

Life

Company

Mortgage

Banking/
Commercial
Mortgages

Group
Health/
Pension

Mutual

Funds

Defined

Contribution

Principal

International

Principal

Bank /

Mutual Holding

Company

Principal

Global
Investors

BCI
Acquisition/

TRS* strategy

125th

Anniversary

1985

WM

Advisors,

Inc.

acquisition

2006

Principal

Financial

Group

*Total Retirement SuiteSM

Broadening of the

retirement system

Opening of global markets

Easing of regulatory restrictions

Rise of the consumer

Era of Personal Responsibility

Expansion of

individual savings

Employee

One-stop shopping

Save/invest for retirement

Personal investment solutions

Security and health in old age

Protection for families

Global demand

Transparency

1879

1941

1968

1970

1990

1999

2001

2006

Simplification

Evolving to Meet Market Needs

Keys to Success Today

New product education, needs analysis tools and point of
sale expertise

Financial
advisors

Assets appropriate for retirement and other long-term
investing strategies, and consistently strong investment
performance

Institutions

Help developing and executing a tailored financial plan and
getting the most out of employee benefits offerings

Employees
and other
individuals

Help understanding complex employee benefit rules and
building cost-effective benefit programs to attract and retain employees

SMBs,
business
owners

Changing Landscape Creates Opportunity

Rising benefit
costs and
global
competition;
Resource-
constrained
HR
departments

Aging
population and
increased life
expectancies

Trend

Squeezed benefits
budgets

Shift of cost and
decision-making
responsibility for
financial security to
employees

U.S. government
benefit programs under
pressure/Pension
Protection Act

International
government benefit
programs under
pressure/privatization of
retirement
systems/pension reform

Impact

Bundled solutions

Voluntary benefits

High deductible health plans

Workplace financial guidance

LifeCycle funds

Health savings accounts

To meet demands of continued shift
to defined contribution

To meet increasing demand for
retirement income management
solutions

To leverage U.S. expertise in high-
potential markets in Asia and Latin
America

Opportunity

Our Strategy

Deepen SMB market penetration

Deliver complete retirement solutions within
comprehensive employee benefits package

Expand multi-channel distribution footprint

Capitalize on global asset management expertise

Leverage retirement leadership/expertise in select
international markets

Extend retirement leadership to capture retail rollover
opportunities

Maximize capital structure and usage

What Will Define The Principal Long-Term?

“Power of Purpose and Focus”

Delivering on our promises – to shareholders, employees
and customers

Retirement market leader in the U.S. and select international markets

Top tier global asset manager

Leading provider of retirement and other employee benefit
solutions

Best in class “do it for me” solutions for individuals

Expert in worksite financial planning

Products and supporting services to independent
channels/advisors

Technological and operational savvy to meet customers needs

World-class brand

Premier employer

Larry Zimpleman
President and Chief Operating Officer

Trends, Strengths & Execution

Targeting Strong Long-Term Growth

(1) Actual quarterly and annual results may fall outside the average annual range. Longer-term growth expectations should be applied to normalized results.

(2) Operating return on average equity excluding accumulated other comprehensive income, calculated over the trailing twelve month period.

EPS (1)

11% - 13%
average annual
growth

50 bps average
annual improvement

ROE (2)

Key Drivers of Long-Term Growth

Trends

create

opportunity

1

Strengths to

capitalize on

trends

Execution

drives

results

2

3

Trends create opportunity:
Baby Boomer Demand

Source: “Growing Up Digital: The Rise of the Net Generation”

Don Tapscott, McGraw-Hill, 1997

Live Births

5

42

19

22

40

14

22

36

0

25

50

75

100

1974

2030E

Income from Personal Assets

(i.e. IRAs, 401(k) plans)

Wages in Retirement

Federal Income (i.e.
Social Security)

Private Pension Plans
(i.e. Defined Benefit
Plans)

Source: EBRI and Cerulli Associates

Trends create opportunity:
“Era of Personal Responsibility”

Sources of Retirement Income

44%

76%

Trends create opportunity:
Trusted Advisor in Increasingly Complex World

Pension Protection Act of 2006

Global Pension Reform

Technology/Privacy

Corporate Owned Life Insurance

American Jobs Creation Act

Estate tax planning

Healthcare Reform

Existing strengths:
Capabilities Align with Market Needs

Baby Boomer

Needs

Personal

Responsibility

Increasing

Complexity & Risk

Retirement leadership

Top tier asset manager

Global presence

Retail capabilities

“Do-it-For-Me” solutions

Worksite benefits counseling

Advisor-based distribution

SMB leadership

Bundled offerings

Comprehensive business solutions

Existing strengths:
Deep SMB Market Penetration

U.S. Market Penetration for The Principal

125,000 SMB customers worldwide

Existing strengths:
Broad, Needs-Based Solutions

Group and individual life

Group medical, wellness
and disease management

Group dental and vision

Group and individual
disability income
insurance

Personal Retirement
Accounts

Defined Benefit plans

Traditional, Roth and
Rollover IRAs

LifeCycle Funds

Income annuities

Stable value

401(k), 403(b) and
Employee Stock
Ownership plans

Principal Funds

Variable and fixed
deferred annuities

U.S. and International
Equities, Real Estate and
Fixed Income

Risk

Protection

Retirement Income
Management

Asset

Accumulation

Existing strengths:

Bundled Approach Employers Value

Integrated services on a
single platform:

Plan design

Compliance

Investments

Employee education

Cost savings

Efficiency and time savings

Improved plan sponsor
services

Improved participant
services

Greater accountability

Existing strengths:
A Multichannel Approach

Via employers

Independent

Alliance-related sales up $1.3 billion,*
or 84%

*9 months ’07 compared to 9 months ‘06

Proprietary

Career
Agency

Principal
Connection

Worksite

The place to build long-term
relationships

Financial solutions for the
rest of us

Retirement and voluntary
solution focused

Proactive, face-to-face
guidance

Emerging strengths:

Excellence in Worksite Benefits Counseling

+13%

average
deferral rate

+13%

average
participation rate

Plans using our Worksite
offerings* boast strong
increases :

*RetireSecure results as of 9/30/07.

Emerging strengths:

Build-out of Local Consulting Capability

National Network of Sales, Service and Consulting Resources 800 Strong

Sales and business development                    280

Consultants*                                                                270

Client service                                                                                                        250

                                                                                                                                                                   800

*Worksite benefits counselors; education specialists; Total Retirement Suite, ESOP and actuarial consultants; and retention and income management specialists.

25.7%
DC/DB

7.1%
DC/

NQ

37.1%
DC/DC

15% Other

23.2%
DB/DB

Execution:
Retirement Leader Delivers Complete Solutions

#1 Bundled 401(k)
plans (1)

#1 ESOP (2)

#1 NQ-401(k) mirror
plans (3)

#1 Defined Benefit (4)

#2 Fully bundled TRO
plans (5)

#3 Plan termination
annuities (6)

Sources: (1)Spectrem Group 2006, (2)PlanSponsor 06/07, (3)PlanSponsor 12/06,
(4)Investment Advisor Magazine 03/07; (5)PlanSponsor 07/07 (6)LIMRA 09/06

In 2006,
 58%
of our sales,
based on
assets, involved
more than one
type of plan:

Defined Contribution

Defined Benefit

ESOP

Non-qualified

Execution:
Insurance & Employee Benefits Know-How

*Sources: National Underwriter 08/07 and LIMRA International, 03/06; Life ranking based on statutory assets, Health ranking based on premiums earned and Non-medical ranking based on in-force

**Global Asset Management (Principal Global Investors)

Operating Earnings After Tax

9 months ended 9/30/07

U.S.
AA
59%

L&H
21%

IAMA
10%

Specialty
Benefits
38%

Health
25%

Indiv.
Life
37%

Leading Provider*:

#7 Life Insurance

#11 Health Insurance

#3 Non-medical coverage

#5 Dental

#3 Group Term Life

#4 Short-Term Disability

#6 Long-Term Disability

GAM**
10%

Execution:
Asset Management Expertise

U.S.
institutional

World
ranking

Top Manager
Rankings

(by assets)

24

42

2006

27

23

92

71

2004

2005

*Based on U.S. institutional tax-exempt assets, as of 12/31/06, unless otherwise stated

Sources:  ** Pensions & Investments Pionline.com; ***Pensions & Investments as of June 30, 2007; ****Institutional Investor (Fixed
Income Under Management);   *****Pensions & Investments 2006 Databook posted Dec. 2006, data as of 12/31/05; ******Pensions &
Investments 2007 Money Managers Directory; ******* Pensions & Investments 2006 Databook posted Dec. 2006, data as of 3/31/06

   Principal Global Investors AUM of $233 billionas of 9/30/07

#50*******

International/global

#25******

Emerging Markets

#28*****

Large Cap Growth

#30****

Fixed Income

#4***

U.S. Real Estate

#3**

Stable Value

2006 Rank*

Asset Category

PRINCIPAL  FINANCIAL GROUP

Headquarters

Des Moines, Iowa

Mexico
Principal AFORE
Pensions

Principal Fondos de
Inversión, S.A. de C.V (PFI)
Mutual Funds, IAM

Chile
Principal Vida
Annuities / Pensions

Principal Creditos Hipotecarios
Residential Mortgages

Principal AGF
Mutual Funds, IAM

Brazil
BrasilPrev - JV with
Banco do Brasil
Pensions, Annuities, IAM

India
PNB- Principal AMC -
JV with PNB &Vijaya
Mutual Funds, Insurance
Brokerage, IAM

Malaysia
CIMB-Principal AMC- JV
with CIMB
Mutual Funds, Asset
Management

Hong Kong

Principal Insurance Company
Pensions, Mutual Funds, IAM

China

CCB – Principal AMC –JV with CCB
Mutual Funds, IAM

Representative Offices

Pensions, Asset Management

Execution:
Well-positioned for Global Growth

Principal International

AUM up 259% since year-end 2003

Top 5 market positions in Brazil, Chile, Malaysia and Mexico

Execution:
 Disciplined Capital Management

1. ORGANIC GROWTH

2.STRATEGIC
ACQUISITION

3. RETURN TO
SHAREHOLDERS

Asset Management:

WM Advisors

CCI

Post

Spectrum

Morley

Enhance capabilities:

BCI Group (ESOP)

Molloy (Wellness)

EBS (NQ)

Targeted  Int’l
Expansion:

CCB Principal
Asset Management

Dao Heng

CIMB Principal

Zurich AFORE

Tepeyac AFORE

DC Consolidation:

ABN AMRO Trust
Services Company

KeyCorp

Execution drives results…

Comparison to peers

Growth:
‘01 to ’06

Measure

up   640
bps

21%
CAGR

34% higher than Life & Annuities companies,
 218% higher than the Asset Managers**

ROE

2X the pace of the Asset Managers,
 nearly 3X the pace of the Insurance Industry*

AUM

Sources: *Investment Company Institute 2007 Factbook; Best’s Aggregates & Averages,  A.M. Best Editions
2006 & 2007; **UBS analysis, 6/30/07

Execution drives results:
…and Significant Share Price Appreciation

PFG Share
Price

6-YR** CAGR

20%

S&P 500

6-YR* CAGR

5.5%

*From 1,089.90 at opening on 10/23/01 to 1,506.33 at close on 10/22/07.

**From $20.50 at opening of trading following the company’s IPO on 10/23/01 to $62.50 at close on 10/22/07.

Trends Support our Approach

Drives asset management
and accumulation
opportunities in select
international markets

Global demographics

Enables relationship
building, expansion of retail
investor strategy

Greater access to employees
through workplace

Increases demand for “do-it-
for-me” solutions for
individuals

Era of personal responsibility

Benefit

PFG 2017

14 to 17%

Principal International

5 to 8%

Life and Health Segment

14 to 17%

Principal Global Investors

11 to 14%

U.S. accumulation businesses*

OE CAGR*
‘06A to
’17E

One Scenario

Key growth drivers

*Operating earnings compounded annual growth rate

**Full Service Accumulation, Principal Funds, Individual Annuities and Bank

PFG 2017

13%

- 2.5%

10%

CAGR
(’06-’17E)

EPS

Avg. Shares

Operating
Earnings

Total
company

Assumptions for one scenario:

Roughly 2% per quarter market appreciation

No major acquisitions or dispositions

No significant changes in regulatory environment

2017E

Asset management and
accumulation approx. 85% of
total company earnings

PGI and PI 2nd and 3rd largest
businesses, respectively, with
combined earnings of approx.
$800 million

ROE of approx. 21%

Free cash flow up > 250%

Q&A

Break

Dan Houston
Executive Vice President

U.S. Asset Accumulation

Execution drives results:
Asset Accumulation Growth Engine

$5.3

16.1

154.4

$375.2

9 mths
’07

$5.8****

$9.6

$69.4

$225.4

’03

$6.8

$13.5

$137.1

$394.2

’06

6%

12%

25%**

20%

CAGR
(’03-
’06)

10%

59%

45%

31%

change

$4.8

$10.1

$106.5

$287.0

9 mths
‘06

Sales ($B)***

Net cash flows ($B)

Account values ($B)**

Operating earnings ($M)

FSA*,  Principal Funds,

Individual Annuities &

Bank combined

*Full Service Accumulation

**2006 account values include $22.5 billion acquired with the WM Advisors transaction, which closed effective December 31, 2006.  CAGR of 18% excluding transaction.

***Sales data for FSA,  Principal Funds & Individual Annuities only

****Excludes $0.8 billion of account values related to KeyCorp sponsored endorsement.

Asset accumulation growth engine:
Tailwinds Significantly Outweigh Headwinds

Traction with alliance
sales strategy

New accumulation and
payout solutions, including “in
plan income options”

Broader, deeper
distribution relationships

Job changer
phenomenon

Broader rollover market,
including roll-ins

Pension Protection Act (PPA)

Boomer retirements

Principal
Bank

Individual
Annuities

Mutual
Funds

Full Service
Accumulation

Combined long-term earnings growth of 11 to 14%

No impact

Growth by Evolution
Market Needs Met

Customer

Segmentation

New Product

&

Service Solutions

New
Distribution
Channels

Expansion
through
Acquisition

Driving Continued Growth in
U.S. Asset Accumulation

SMB segmentation
drives service model

Specialized needs of
business owners,
key execs and broad
employee base

Local enrollment and
guidance resources

Life stage
segmentation

Personalized planning
and long-term
relationship building:
with business owners,
employees and other
individuals

Nearing retirement and
in retirement life stages

Yesterday

& Today

Tomorrow

Customer

Segmentation

Driving Continued Growth in
U.S. Asset Accumulation

Yesterday

& Today

Tomorrow

New Product

&

Service Solutions

Principal
Advantage

Total Retirement
Suite

LifeCycle Funds

Retail rollover
solutions

GMWB

PPA levers – auto
enroll, auto escalate

Benefits data
management

Retirement income
management, in
plan solutions

DC Investment Only

Driving Continued Growth in
U.S. Asset Accumulation

Tomorrow

Yesterday

& Today

New
Distribution
Channels

Greater sales and
service specialization

Principal Connection
retention specialists

Wirehouse &
Regional B/D
Alliances

Bank Channel

Channel developers
& emerging market
reps

Deepen/strengthen
existing alliances

Collaborative, flexible
retention solutions
with alliances/product
placement
opportunities

Additional asset
capture

Workplace benefits
counseling

Driving Continued Growth in
U.S. Asset Accumulation

Tomorrow

BCI Group

Benevation

Executive Benefit Services

Professional Pensions, Inc.

ABN AMRO

WM Advisors

Additional DC
consolidation

Moving the mutual fund
business from top 50 to
top 25

Opportunities to
expand offerings within
Total Retirement Suite

Yesterday

& Today

Expansion
through
Acquisition

Personalized
benefits/
“do-it-for-me”
solutions

Customer segmentation:
 Meeting New Demands from “Era of Personal Responsibility”

Targeted educational materials

Automatic enrollment and step-up
features

One-on-one meetings with retirement
specialists

Balanced funds/LifeCycle funds

Age-appropriate investment default
options

Annuity and payout options

Customer segmentation:
Drives Strong Customer Satisfaction

#1 in DC client retention
(Boston Research Group, Aug. 2007)

27 “Best in Class” ratings,
including recognition for flexibility,
accessibility and responsiveness of
client service teams (Chatham
Partners, Dec. 2006)

Dalbar 2007 Communication Seal of
Excellence

Total Retirement Statement

Mutual Fund Quarterly Statement

Variable Annuity Statement

Defined Contribution Plan Participant
Statement

Defined Benefit Plan Participant
Statement

Client loyalty ratings*
continue to exceed
benchmarks:

94%

vs. industry standard
92%

*Chatham Partners, Dec. 2006.

2003

2004

Total DC assets retained by all
channels in $ Millions

%

Total Assets retained
as a percentage of
assets at risk

$2,486

$3,005

$3,518

Job
changers

Retirees

Customer segmentation:
…and Outstanding Retention

$3,630

2005

2006

55%

54%

53%

54%

$3,685

$3,190

2002

52%

51%

YTD’07*

*9 months ended September 30, 2007

Distribution:
Local Sales and Service to Meet Needs of SMBs…

March 2007

NOTE: Approximate view.  Check www.principal.com for actual locations.

Co-Located Office (31)

HI

WA

OR

CA

MT

ID

WY

NV

UT

AZ

NM

CO

ND

SD

NE

KS

OK

TX

MN

IA

MO

AR

LA

MS

WI

IL

MI

IN

OH

KY

TN

AL

GA

FL

SC

NC

VA

WV

PA

NY

ME

NH

VT

MA

CT

NJ

MD

DE

Group Office (8)

Group & Retirement Office (13)

Individual Office (49)

Retirement  Services Office (6)

Distribution:
…and the Advisors who Serve them

Source:  Brightwork Partners 2005 Advisor Study.

Long-Term Player

#1 = The Principal

#2 = ING

#3 = Fidelity

#4 = American Funds

#5 = MassMutual

Shelf Space

#1 = American Funds

#2 = Hancock

#3 = The Principal

#4 = Nationwide

#5 = ING

Best Overall Package

#1 = Mass Mutual

#2 = Hancock

#3 = The Principal

#4 = American Funds

#5 = ING

Distribution:
Increasing Alliance Strategy Momentum

n/a

39%

CAGR

40%

28%

12%

As % of Total Sales*

YTD’07**

2001

2006

Alliance sales

$2.8 B

$2.1 B

$0.4 B

Assets

* Based on assets

**9 months ended 9/30/07

Wirehouses

Insurance
Producers

Regional
Broker Dealers

(B/Ds)

Planners/
Independent
B/Ds

Bank, B/Ds
and Marketers

Distribution:
Our Unique Approach to the Workplace

What it IS:

Financial solutions for the
“rest of us”

Needs analysis

Personalized guidance

Simplified enrollment

Planning resources

Local service

What it IS NOT:

Product pushing by
commissioned sales people

High net worth only

Principal RetireSecureSM& Principal WorkSecureSM

Distribution/Solutions:
Personalized solutions

Distribution:
Workplace Guidance Improves Plan Economics

              +76%

               n/a

Average annual
premium per
participant

                n/a

             +13%

Avg Deferral rate

+48%

+13%

Participation

+100%

+46%

Close Ratio

(by contract)

With
WorkSecure*

(as of 09/30/07)

With
RetireSecure*

(as of 09/30/07)

*One-on-one benefit counseling services for retirement and protection benefits

Solutions:
Leading Total Retirement Solutions Provider

Comprehensive retirement plan consulting and administration
for all plan designs, including DB, DC, ESOP, and NQ

Benefits to Employers

Best-in-class products

Principal Connection to assist employees

Simplifies participant data management

Expanded resources to help plan sponsors meet their
fiduciary obligations

Speeds service to employer and employee

Efficiency and time savings

Solutions:
Total Retirement SuiteSM Gets Results…

343

449

183

77

Plans

58%

$3.9

2006

60%

34%

24%

% of Total Sales*

9 months
‘07

2004

2005

TRS

$4.0

$2.1

$1.3

Assets ($B)

*Based on assets

*Report as of 12/31/06. A number of significant competitors did not participate, including Diversified, Fidelity, Paychex, T. Rowe Price and Vanguard.

Solutions:
…Driving Full Service Accumulation Sales Leadership

Plan Category Rankings

(10 categories by employer size)

#1 in 5 categories

100-249, 250-499, 500-999,
1000-2499, and 2500-4999
employees

#2 in 3 categories

26-49, 50-99, and 5000-9999
employees

#3 in 10,000+ employees
category

#1

Total 401(k) assets

#1

Total 401 (k)
participants

#3

Total 401 (k) plans

PFG

Ranking

LIMRA 401(k)
Scorecard
Highlights*

Plan analysis & asset review

Plan design & redesign

Plan freeze & termination

DC consulting for transitions from DB to DC

Auto options

Financial advice

DB(k)

Defined
Benefit
Reform

Enhanced
Defined
Contribution

Longer-Term

Solutions:
Pension Protection Act Opportunities

Solutions:
 Comprehensive Services to Capitalize on PPA

         Our comprehensive suite :

Auto enrollment and increase
options since 2000

Expanded education &
guidance capabilities

DC consulting for transitions
from DB to DC

DB plan analysis, design,
freeze & termination

DB(k) and other innovations

+61%

Use of auto
enrollment*

+80%

Use of auto
increase*

*Increase in usage from 12/31/06 to 09/30/07

Plan Consulting Cements Employer Relationships

DC Features Encourage Savings, Accelerate Deposit Growth

Solutions:
Evolution of Income Management

Accumulation:

IRAs

401(k)

Mutual Funds

Annuities

Life Insurance

Income:

Income annuities

Periodic withdrawals

     The Principal is
well-positioned
to turn savings
into income:

Planning
assistance

Full array of
investments

Innovative
solutions

Our Approach:

  Auto features    Needs-based     Easy-to-use
  Education & guidance  Flexibility

Distribution and Solutions:
WM Advisors Acquisition

Substantial added scale

Intermediary distribution

The SAM Portfolios –
Lifestyle segment leadership

Improved combined product
suite

Investment professionals

5th

largest
manager of

LifeCycle
funds*

*Source: Financial Research Corporation March 2007

Distribution and Solutions:
Defined Contribution Investment Only (DCIO) Strategy

Principal Funds on third party
accumulation platforms,
available through TPAs,
RIAs, record-keepers and
others

Principal LifeTime Funds and
Strategic Asset Management
portfolios serve as
foundation, complemented by
full range of asset classes,
investment styles and
portfolio structures

DCIO sales through 9 months
of approx. $300 million

On 35 platforms, including:
Fidelity, Merrill Lynch
Retirement, Nationwide
Investment Services,
Schwab, SunGard, and
Wachovia Retirement
Services

One Scenario:
Continued StrongAccount Value Growth

12/31/06

2017E

Cumulative
market
performance

12% CAGR

$350B

$200B

$175B

$100B

$175B

$125B

Cumulative

asset
accumulation
sales

Growth in FSA
recurring
deposits

FSA member
level
withdrawals

Retention of
at risk FSA
member
level assets

Normal
withdrawals
from Mutual
Funds,
Individual
Annuities and
Bank

Normal FSA
contract level
withdrawals

$215B

$137B

$475B

One Scenario

10%

$19

$6.8

Net cash flows ($B)

12%

$475

$137

Account values ($B)

12%

$1,370

$394

Operating earnings ($M)

CAGR
(’06-’17)

’17E

’06A

FSA,  Principal Funds, Individual
Annuities and Bank combined

Jim McCaughan
Chief Executive Officer, Principal Global Investors

Global Asset Management

Asset Management Growth Engine

32%

$399

$302

15%

$435

$283

Fee revenues ($M)

$11.3

$233**

$81

9 mths
’07

$7.2

$113

$36

’03

$12.8

$191*

$103

’06

21%

19%

42%

CAGR
(’03-’06)

19%

46%

15%

change

$9.5

$160

$70

9 mths
‘06

Net cash flows ($B)

AUM ($B)

Operating earnings ($M)

Principal Global
Investors

*Includes $22.6 billion of assets under management acquired with the WM Advisors transaction, which closed effective December 31, 2006.

**Includes AUM acquired with WM Advisors transaction, and $13.7 billion of AUM acquired with the Morley Financial Services transaction, effective August 31, 2007.

Fee Strength Eclipses Adverse
3Q07 Credit Conditions

57%

$66

$42

      Fee business earnings ($M)

(48)%

$15

$29

      Spread business earnings ($M)

32%

$399

$302

Fee revenues ($M)

$233

$81

9 months
’07

46%

15%

change

$160

$70*

9 months
‘06

AUM ($B)

Operating earnings ($M)

Principal Global Investors

YTD06

3Q06

1H06

$29

$9

$20

$15

$(1)

$16

YTD07

3Q07

1H07

Spread earnings reflect transition to CMBS JV,
coupled with adverse credit conditions in 3Q07

*Rounding

In $Millions

Strong Net Cash Flows (NCF)…

…Reflect Strong Institutional Traction

New 3rdParty Mandates

78

47

TOTAL

11

4

- Relationship Management/
Client Service

11

6

- Sales/Consultant Relations

International

27

18

- Relationship Management/
Client Service

5

1

- Consultant Relations

24

18

- Sales

Domestic

3Q2007

1Q2006

Sales Force Build-up

Principal Global Investors at a Glance

Assets Under Management*

By Asset Class, in $ Billions

Diversified global asset
management organization

$233 billion in assets under
management*

1,300 employees including
approx. 500 investment
professionals

Serving institutional clients
in 26 countries, including 14
of the 30 largest U.S.
pension plans

*As of September 30, 2007*

Principal Global Investors
A Manager of Assets Appropriate for Retirement…

…and Other Long-Term Investment Strategies

Fundamental approach, appropriate risk levels

Comprehensive range of income assets

Building capabilities organically and through M&A

Global Reach

Asset Management Locations

Principal Global Investors & Principal International Affiliates

Diverse and High Value Added Capabilities

Strengthened Through Strategic Acquisitions

Large enough to have scale…

…small enough to have flexibility

Keys to Continued Growth in
Global Asset Management

Top-tier investment performance/assets suitable for retirement and other long-term strategies

Talent retention

Multi-boutique strategy/managing & maximizing acquisitions

Expanding U.S. and International distribution channels

Refining products to meet client demand

Absolute returns

Separation of alpha and beta

Alternatives – real estate, hedge funds, private equity

Growing demand for income producing investments

Search Competitive Investment Performance…

51%

1yr

85%

3yr

84%

5yr

Retirement Assets in Top Two
Morningstar Performance
Quartiles (as of 9/30/07)

Fund manager of the year awards

include recognition for:

Japanese Equity Fund

Asia ex-Japan Equity strategy

The Principal Property Securities
Fund

Sources of awards: South China Morning Post, based on 3-year performance, March 2007; AsianInvestor magazine, based on 5-
year risk-adjusted performance, April  2007; and IMCA/Money Management, May 2007, respectively.

…and a Track Record of Maximizing Acquisitions

368%

$41.2B

$8.8B

n/a

Total

323%

$16.5B

$3.9B

2005

Columbus Circle

185%

$11.1B

$3.9B

2003

Post Advisory

1260%

$13.6B

$1.0B

2001

Spectrum

%
increase

AUM at
09/30/07

AUM
acquired

Year of
transaction

M&A

…Drives Significant Growth in 3rd Party AUM

Principal Global Investors
Third Party AUM

54%
6-Year
CAGR

*Including affiliates, as of November 2007.

Principal Global Investors*
has 15 relationships of
$1 billion or more including:

California State Teachers
Retirement System

Iowa Public Employees'
Retirement System

Thrivent Financial for
Lutherans

Expanding U.S. and International Footprint

Continue targeting:

Institutional clients (entities with investable assets > $250 million)

Third party insurance (both life and P&C, general account assets between $1-$20 billion)

Third party Separately Managed Accounts (SMA/UMA) for major
wirehouses – Merrill, UBS, Morgan Stanley

Sub-advisory market (focus on 75 largest U.S. sub-advisory
purchasers)

Dublin Series enables broad offshore distribution

Distribution to institutional and sub-advisory clients in Europe,
Asia and Latin America

Product Development Leverages Expertise

Recent launches/developments

International and Global
Property Securities

Capabilities to invest in Green
Real Estate

International and Global 130/30

New credit derivatives product
company

Potential product opportunities

Volatility capabilities

Global Credit opportunity

Socially Responsible Equity

High yield commercial mortgage

Asset allocation strategies

One Scenario

14%

$1,800

$435

Fee revenues ($M)

$12.8

$59*

$103

’06A

$ 45

$ 400

$475

’17E

12%

19%

15%

CAGR
(’06-’17)

Net cash flows ($B)

Third Party AUM ($B)

Operating earnings ($M)

Principal Global Investors

*Totals include $5 billion of assets under management acquired with the WM
Advisors transaction, which closed effective December 31, 2006.

Norman Sorensen
Senior Vice President, CEO, Principal International

International Asset
Management & Accumulation

Int’l Asset Management & Accumulation Growth Engine

42%

$2.3

$1.6

26%

$2.0

$1.0

Net cash flows ($B)

+110***
bps

9.9%

8.8%

+320
bps

7.8%

4.6%

ROE

$27

$85

9
mths
’07

$8

$34

’03

$19

$72

’06

37%

28%

CAGR
(’03-’06)

51%**

50%*

change

$18

$57

9
mths
‘06

AUM ($B)

Operating earnings
($M)

Principal International

*YTD operating earnings growth of 38% on normalized basis

**AUM as of 9/30/07 up 38% from a year ago on an organic basis

***Segment ROE of 7.7% on normalized basis for the trailing twelve months ended 9/30/07 compares to 6.8% on a normalized basis for the trailing twelve months ended 9/30/06.

Retirement-centric – top defined
contribution pension and
retirement countries over the next
generation

Long-term mutual funds

Institutional asset management
– as employers begin to replace
government retirement programs

Large emerging markets –
global shifts in population and
wealth

Business strategy

Principal International

Capitalizing on Emerging Global Growth in
Asset Management and Accumulation

Driving Continued Growth for
Principal International

Significant growth in demand for employer and personal
retirement savings

Ability to leverage strong local partner distribution

Increasing scale and brand awareness in key markets

Continued transition to fee-based businesses

Increasing Demand for
Privately Provided Retirement Savings

1960

Population
aged 65+
Percent

1990

2020E

2050E

   Source:     The Future of Retirement, HSBC

Developing world

Developed world

2000

By 2050, the
world is
expected to
have 2 billion
people > the
age of 65

Leveraging Strong Local Partner Distribution

4,500 branches, 300,000
business accounts, 35 million
individual customers

2nd largest public sector
commercial bank in
India

Punjab National
Bank

India

380 branches, 250,000
business customers, 4.5
million individual customers

2nd largest financial
services provider in
Malaysia

CIMB Group

Malaysia

13,600 branches, 2.6 million
business accounts, 157
million individual customers

Third largest
commercial bank in
China

China
Construction
Bank

China

3,900 branches, 1.5 million
business accounts, 24 million
individual customers

Largest bank in Latin
America

Banco do Brasil

Brazil

Distribution Reach*

Partner’s Industry
Ranking

Partner (or
Primary Partner)

Country

*Data rounded

*As of  9/30/07

**IAM – Institutional asset management

***China AUM not included in reported totals due to level of ownership in joint venture

International funds awards include:

INDIA -- Principal Income Fund CNBC
TV18 - CRISIL Platinum Mutual Fund
of the Year Awards 2006

MALAYSIA -- Fund House of the
Year, Asian Investors Award, 2006

HONG KONG -- MPF and mutual
funds awards for Best Equity Fund
Group (3 years) from Lipper

MEXICO -- Fund Pro Platinum
Performance Award for outstanding
achievement International Fixed
Income Funds segment during 2006

Increasing Scale and Brand Awareness

4.7

Pension

Mexico

4.8

Mutual
Funds/IAM

Malaysia

3.8

Mutual
Funds/IAM

India

2.1

Pension/IAM

Hong Kong

5.6***

Mutual
Funds/IAM**

China

3.4

Payout
Annuities/
Mutual Funds

Chile

8.1

Pension

Brazil

AUM*
($B)

Primary
business

Country

In a relatively short period of time, Principal International has built:

Top-5 positions in most markets

   A customer base 6.3 million strong

Brazil and China

*For the trailing twelve months ended 3Q07, based on the current defined contribution offerings approved for distribution in Brazil.

CCB Principal Asset Management Co.

Own 25% of a joint venture with China
Construction Bank

AUM up $5 billion over the trailing twelve
months to $5.6 billion as of September
30, 2007

3 Mutual Fund launches over the trailing
twelve months, each in excess of $600
million

Working toward licenses to participate in
the Enterprise Annuity market, China’s
new employer sponsored defined
contribution pension program

BrasilPrev Seguros e Previdência S.A.

Own 46% of a joint venture with Banco
do Brasil

AUM up $5.7 billion to $8.1 billion as of
September 30, 2007, for a 3-year CAGR
of 49%

At 52%, strongest asset growth of top 4
pension providers*

Ranked 3rd largest pension company in
Brazil based on assets (11% market
share)

BrasilPrev one of Brazil’s most admired
companies; one of the Best Companies
to Work for; and one of the Best
Companies For Women

Strengths at work:
Transitioning to Fee-Based Businesses

Fee Revenues ($ millions)

9mths

    06

Reported

+15%

Incl. equity
method subs

+66%

9mths

    07

9mths

    06

9mths

    07

Fee revenues were
52% of combined
premiums and fees
through 9 mths ‘07
as compared to
38% for 9 mths ‘06

One Scenario

16%

$100

$19

AUM ($B)

7.8%

$2

$72

’06A

15%

$7

$325

’17E

+720
bps

12%

15%

CAGR
(’06-’17)

ROE

Net cash flows ($B)

Operating earnings ($M)

Principal International

Q&A

Break

Mike Gersie
Executive Vice President & Chief Financial Officer

Capital Management &
Enterprise Risk Management

Strengths at work:
Financial Strategy Overview

Grow earnings

Manage capital

Control risk

Increase shareholder value

Influence drivers that influence results.

Strengths at work:
Effective Capital Management

Managing capital to build shareholder value

Capital management metrics

Maintaining AA Rating

Lowering weighted average cost of capital (WACC)

Meeting capital needs going forward

Capital Management Focus:
Capital Management Metrics

21%

23%

20%

Debt/Capital  (Moody’s)   <25%

381%

11.6X

108%

2007
Estimate

375%

10.4X

111%

2006
Actual

360%

Liquidity (S&P)   >260%

9.9X

GAAP Earnings Interest Coverage
(Moody’s 5 yr avg)  10X

126%

Capital Ratio (S&P)   AA level

2005
Actual

8.48%

8.69%

9.04%

2007E

WACC

2006

2005

Capital Management Focus:
Capital Usage Today and  Longer-Term

100%

0%-25%

0%-25%

Approx.
15%

Approx.
60%

Option, as
% of OE,
2002

$0-$1.2 billion

0%-45%

0%-35%

Repurchase

$2.7 billion

100%

100%

Total

$0-$1.2 billion

0%-45%

0%-35%

Acquisitions

       Approx.
$500 million

Approx.
20%

Approx.
20%

Shareholder
dividend

           Approx.
$1 billion

Approx.
35%

Approx.
45%

Organic
growth

Applied to one
scenario OE of $2.7
billion for 2017E

Option, as
% of OE,
2017E

Option, as
% of OE,
2007E

Capital usage
options

Capital Management Summary

Strong earnings growth generating substantial
and increasing “free capital”

Flexibility & capacity supports EPS growth and
ROE expansion

Effective capital management creates
exceptional value

Enterprise Risk Management (ERM)

Diligent and disciplined ERM program tied to company strategy

Built on strong, well-established, traditional risk management fundamentals and controls

Established risk appetite and tolerances

Tools & processes to assess, monitor, and manage risk

Scenario planning/what-if testing to prepare for unexpected

Regular quarterly reporting to Audit Committee and full Board on risk management topics

Risk Astute, Not Risk Averse

Enterprise Risk Management

Robust risk models/metrics

Earnings at Risk (EaR)

Embedded Value at Risk (EVaR)

Economic Total Asset Requirement (Economic Reserves
plus Economic Capital)

Economic Value Added

ALM Models

5-Quarter Rolling and 10-Year Forecasts

Liquidity Analysis

ERM
Economic Risk Metrics

Total assets
required to ensure
we can meet all
obligations with
99.5% confidence

Potential shortfall in
embedded value relative to
baseline under relatively
adverse business &
economic conditions

Potential shortfall in
operating earnings
relative to baseline under
relatively adverse
business & economic
conditions

Measures

108%

26%

22%

Results

Total Economic
Asset
Requirement=
Economic
Reserves plus
Economic Capital

Embedded Value (EV) =
Present Value of
Distributable Earnings

GAAP Operating
Earnings

Metric

Life of Business

Life of Business

1 year

Time Horizon

99.5%

90%

90% (1-in 10 yr event)

Confidence Limit

Economic Total

Asset
Requirement

Embedded Value

At Risk

(EVaR)

Earnings at Risk

(EaR)

Julia Lawler
Senior Vice President & Chief Investment Officer

Investments

Strengths at work

Investment Philosophy and Strategy

Maximize

after-tax returns
consistent with
acceptable risk
parameters

1.

Maintain Quality, Well
Diversified Portfolio

2.

Active Asset/Liability
Management and
Strategy

3.

Optimize Risk Adjusted
Yields and Returns

$62.0 Billion

$65.5 Billion

Principal Financial Group Investments

Cash and Invested Assets

09-30-2007

12-31-2006

U.S. Invested Assets
Corporate Fixed Maturities Portfolio

by Salomon Industry

09-30-2007

12-31-2006

$30.4 Billion

$30.8 Billion

12-31-2006

$42.4 billion

$43.8 billion

U.S. Fixed Maturities Composition

by Asset Type

09-30-2007

U.S. Invested Assets
Fixed Income Securities Portfolio

$43,754

$42,424

$40,116

$39,227

Total (in millions)

100.0%

100.0%

100.0%

100.0%

    57.5%

38.2

3.7

0.5

0.1

0.0

    57.1%

38.2

3.9

0.7

0.1

0.0

    55.7%

38.9

4.5

0.7

0.0

0.2

    53.5%

40.8

4.3

0.9

0.1

0.4

1

2

3

4

5

6

NAIC Class

% of Fixed Income Securities Portfolio

09-30-2007

2006

2005

2004

3.1%

3.5%

  4.0%

   4.1%

BIG as % of Total U.S.
Invested Assets

4.3%

4.7%

  5.4%

   5.7%

BIG as % of Total Fixed
Income Securities
Portfolio

GAAP Carrying Value

Principal Financial Group Investments
Managing the Portfolio/Areas of Focus

Commercial Mortgages: an important asset for
Asset/Liability Management (ALM) strategy

Sub-prime: exposure small, investments high
quality

Managing exposure to troubled markets

Financials

Homebuilders

CMBS

CDOs

Principal Financial Group Investments
Commercial Mortgage Loan Portfolio

Important asset for ALM strategy

Solid, high quality portfolio

Low loan to value, 60%

High debt service coverage, 1.9X

Well diversified by borrower, property type and geographic
region

Historically, losses over all economic cycles of 12 to 13
basis points, reflecting strong expertise

Equivalent to A/A- bond rating, which compares to bond loss
experience and portfolio quality of A-/BBB+

Principal Financial Group Investments
Subprime Exposure Small, Investments High Quality

$699 million of subprime residential mortgages at
September 30, 2007, or 1.1% of invested assets.

Almost all exposure in highly rated tranches of asset
backed securities, 79% of total issued 2005 or earlier.

$591 million of subprime first lien mortgages, 99% rated AA
or better, 87% issued 2005 or before

$108 million of CDO backed by subprime mortgages (61%
rated AA, and 36% rated A or A-; 33% issued 2005 or before

Principal Financial Group Investments
Managing Exposure to Troubled Markets

Exposure to Financials

Banks                                                                        $4.16 Billion

Broker Dealers                                $1.36 Billion

Mono-line Insurance                            $947.9 Million

Exposure to U.S. Homebuilders                               $242.8 Million

All exposures are GAAP carry value as of 9/30/2007.

Principal Financial Group Investments
Managing Exposure to Troubled Markets

Exposure to CMBS                             $4.7 Billion

Exposure to CDOs

CMBS                                                        $273.3 Million

Credit                                       $753.7 Million

All exposures are GAAP carry value as of 9/30/2007.

Strengths at work:
Investment Risk Management

Market Risk Exposures:

Interest rate risk

Foreign currency risk

Equity risk

Credit risk

Counterparty risk

Liquidity Risk

Managing overall exposure:

Within established risk
tolerance ranges

Mismatch allowances:

0.25 year duration

0.10 year key rate duration

Rebalancing existing asset or
liability portfolios

Controlling risk structure of
newly acquired assets and
liabilities

Using derivative instruments

Net Realized/Unrealized Gains/(Losses)
in $millions, after-tax

(0.7)

(1.6)

0.6

(2.0)

Total fixed maturities, trading

3.1

(37.0)

(12.0)

36.5

Mark-to-market of hedged item

(65.8)

11.2

(3.9)

(59.2)

Derivatives gains/losses

(62.7)

(25.8)

(15.9)

(22.7)

Total hedge activities

(18.2)

30.9

(24.4)

10.0

(18.0)

(16.4)

09/30/07*

(3.6)

(18.6)

(14.0)

Fixed maturities securities credit impaired
losses

(62.3)

(20.6)

18.0

Net Realized/Unrealized Capital G/(L)

18.7

(11.0)

47.8

Other

(17.6)

17.8

(14.5)

Total fixed maturities, afs

15.1

6.9

6.3

Other fixed maturity sales

(29.1)

29.5

(6.8)

Fixed maturities securities impairments

2004

2005

2006

* As of the nine months ended 2007

Q&A

J. Barry Griswell
Chairman and Chief Executive Officer

Closing Remarks

The Principal® Edge for Shareholders:
Why Invest in The Principal?

Trends in marketplace creating meaningful growth
opportunities

Strengths at work to capitalize on trends

Highly effective execution drives exceptional financial
performance

Outstanding share price appreciation

Strengths at work:
Living our Core Values…

Customer

focus

Financial
strength

Operational

excellence

Employee
development

INTEGRITY

Strengths at work:
…Deeply Committed to our Most Important Asset

FORTUNE 100 Best Companies
to Work For

LATINA Style – 50 Best

National Assoc of Female Execs
– Top 30

Working Mother – 100 Best (Top
10 in 2006)

Computerworld – 100 Best

Essence magazine – Top 30

AARP – Best Employers for
Workers Over 50

WELCOA – Platinum Well
Workplace

Strengths at work:
…with a Constant Underlying Motivation

Give People An Edge Everyday

5.5%

2.1%

10.6%

11.0%

12.2%

14.1%

13.8%

14.9%

Net income ROE available to common stockholders (including OCI)

0.2%

0.1%

0.2%

0.1%

0.1%

0.1%

0.1%

0.0%

Foreign currency translation

-0.2%

-0.2%

-1.8%

-2.4%

-2.3%

-2.2%

-2.3%

-1.3%

Net unrealized capital gains (losses)

5.5%

2.2%

12.2%

13.3%

14.4%

16.2%

16.0%

16.2%

Net income ROE available to common stockholders (x-OCI)

1.3%

-3.0%

2.1%

2.0%

0.9%

0.6%

1.0%

0.0%

Other after-tax adjustments

-4.7%

-3.9%

-0.8%

-1.0%

-0.3%

0.3%

-0.1%

-0.1%

Net realized/unrealized capital gains (losses)

8.9%

9.1%

10.9%

12.3%

13.8%

15.3%

15.1%

16.3%

Operating earnings ROE (x-OCI)

Net income ROE available to common stockholders (including OCI)

$       358.8

$       142.3

$       746.3

$       825.6

$       901.3

$    1,031.3

$       747.2

$       793.2

Net income available to common stockholders

            88.6

        (189.7)

          127.9

          123.1

            59.5

            41.2

            18.8

          (21.2)

Other after-tax adjustments

        (306.6)

        (247.3)

          (49.3)

          (62.3)

          (20.6)

            18.0

              8.3

          (18.2)

Net realized/unrealized capital gains (losses)

$       576.8

$       579.3

$       667.7

$       764.8

$       862.4

$       972.1

$       720.1

$       832.6

Operating earnings

Net income available to common stockholders

$         0.99

$         0.41

$         2.28

$         2.62

$         3.11

$         3.74

$         2.70

$         2.94

Net income available to common stockholders per diluted share

            0.25

          (0.54)

            0.39

            0.39

            0.20

            0.14

            0.07

          (0.08)

Other after-tax adjustments

          (0.85)

          (0.70)

          (0.15)

          (0.20)

          (0.06)

            0.07

            0.03

          (0.07)

Net realized/unrealized capital gains/(losses)

$         1.59

$         1.65

$         2.04

$         2.43

$         2.97

$         3.53

$         2.60

$         3.09

Operating earnings per diluted share

Net income available to common stockholders per diluted share

31-Dec-01

31-Dec-02

31-Dec-03

31-Dec-04

31-Dec-05

31-Dec-06

30-Sep-06

30-Sep-07

Twelve Months Ended,

Nine Months Ended,

Non-GAAP Financial Measures

$     (104.8)

$        (11.2)

$         44.7

$           3.7

GAAP net realized/unrealized capital gains (losses)

            (8.0)

           (12.1)

             (1.3)

             (3.5)

Certain market value adjustments to fee revenues

            (2.1)

              1.1

              0.8

              8.7

Unearned front-end fee income

Less:

          (51.1)

           (10.6)

            12.1

             (7.1)

Tax impacts

             0.3

              2.5

              7.7

              6.7

Minority interest capital gains

             4.4

              5.8

            11.8

              7.7

Capital gains distributed

            (6.2)

              0.7

             (5.4)

              4.9

Amortization of deferred policy acquisition and sale inducement costs

               -

                -

                -

            14.9

Periodic settlements and accruals on non-hedge derivatives

Add:

$       (62.3)

$        (20.6)

$         18.0

$        (18.2)

Total net realized/unrealized capital gains (losses)

Net Realized/Unrealized Capital Gains (Losses):

31-Dec-04

31-Dec-05

31-Dec-06

30-Sep-07

Twelve Months Ended,

Nine Months
Ended,

Non-GAAP Financial Measures